EQ ADVISORS TRUSTSM

EQ/Convertible Securities Portfolio – Class IB Shares

SUPPLEMENT DATED OCTOBER 6, 2015 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Convertible Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at
www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Portfolio.

Effective immediately, Elliot B. Stiefel no longer serves as a member of the team that is responsible for the Active Allocated Portion of the Portfolio. References to Elliot B. Stiefel in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Palisade Capital Management, L.L.C. – Portfolio Managers” hereby are deleted in their entirety.